UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2011
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

 300 Atlantic Street, Suite 301
Stamford, CT 06901
(Address of principal executive offices) (Zip Code)
(203) 350-0040
Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on July 11, 2011. At the Annual Meeting, the Company’s stockholders (i) elected Steven M. Bathgate, Timothy E. Brog, Robert Frankfurt, Jeffrey A. Hammer, Eric Kuby and Jeffrey S. Wald as directors of the Company, and (ii) selected Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2012.  (The Company reserves the right to appoint a different independent registered public accounting firm at any time.)  The votes on these matters are as follows:

1.	The election of directors

Director	For	Against/Withhold
Steven M. Bathgate	945,009	309,619
Timothy E. Brog	1,072,135	182,493
Robert Frankfurt	979,204	275,424
Jeffrey A. Hammer	980,604	274,024
Eric Kuby	981,204	273,424
Jeffrey S. Wald	1,002,435	252,193

2.	Selection of independent registered public accounting firm

For	Against/Withhold	Abstain
2,325,805	9,473	109,664

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: July 11, 2011	By:	/s/ Timothy E. Brog
		Name:	Timothy E. Brog
		Title:	Chief Executive Officer